UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2024, GameStop Corp. (together with its affiliates, the “Company”) and Nir Patel, Chief Operating Officer, entered into a Separation Agreement and Mutual Release of Claims (the “Separation Agreement”). The Separation Agreement provides for Mr. Patel’s departure from the Company, effective April 4, 2024, as the Company’s Chief Operating Officer. The responsibilities associated with the position are being absorbed by other members of the Company’s management team. The Separation Agreement contains a customary general release of claims by Mr. Patel and the Company and provides for the following: (i) a lump sum payment to Mr. Patel consisting of (a) ten weeks of base salary, (b) an amount equal to the applicable premiums for COBRA continuation coverage for two months, and (c) thirty percent of the remaining unearned portion of Mr. Patel’s sign-on bonus, and (ii) acceleration of vesting of thirty percent of the portion of Mr. Patel’s equity awards that were otherwise scheduled to vest in the ordinary course during the six-month period immediately following his separation date.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 5.02.

Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits.
10.1        Separation Agreement and Mutual Release of Claims, dated April 4, 2024 between the Company and Nir Patel*
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of the omitted exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: April 4, 2024	By:	/s/ Daniel Moore
Daniel Moore

Principal Financial and Accounting Officer